UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MarineMax, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on February 20, 2013.

Meeting Information
Meeting Type: Annual Meeting
MARINEMAX, INC.	For holders as of:	December 27, 2012
	Date: February 20, 2013	Time: 8:00 a.m., local time
Location: 18167 U.S. Highway 19 North
Suite 300
Clearwater, Florida 33764
MARINEMAX, INC.

18167 U.S. HIGHWAY 19N SUITE 300 CLEARWATER, FL 33764	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M51171-P32212

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  NOTICE AND PROXY STATEMENT                                    10-K WRAP

  How to View Online:

  Have the information that is printed in the box marked by the arrow è (located on the following

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How To Vote

Please Choose One of the Following Voting Methods

  Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these

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  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends a vote “for” each director nominee and “for” the approval of proposals 2, 3, and 4.

1.	Election of Directors

Nominees:

1a.	Hilliard M. Eure III

1b.	Joseph A. Watters

1c.	Dean S. Woodman

2.	To approve the amendment to the 2011 Stock-Based Compensation Plan.

3.	To provide a non-binding advisory vote on the compensation of our named executive officers for fiscal 2012 (say-on-pay).

4.	To ratify the appointment of Ernst & Young LLP as our independent auditor for the year ending September 30, 2013.

And upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

M51173-P32212

M51174-P32212